Exhibit 99.2
Boise Cascade Company
Quarterly Statistical Information

Building Materials Distribution Segment
	2026
	Q1	Q2	Q3	Q4	YTD
General line sales[1]	45.0%	46.9%			46.1%
Commodity sales[1]	35.5%	34.8%			35.1%
EWP sales[1]	19.5%	18.3%			18.8%
Total sales (000)	$1,388,948	$1,697,494			$3,086,442
Gross margin[2]	14.4%	15.2%			14.8%
Segment income (000)	$32,942	$70,117			$103,059
Segment depreciation and amortization (000)	$15,283	$15,505			$30,788
Segment EBITDA (000)[3]	$48,225	$85,622			$133,847
EBITDA as a percentage of sales	3.5%	5.0%			4.3%
Capital spending (000)[4]	$25,394	$8,192			$33,586
Receivables (000)	$446,083	$491,395
Inventories (000)	$635,409	$661,517
Accounts payable (000)	$392,747	$373,549

	2025
	Q1	Q2	Q3	Q4	YTD
General line sales[1]	42.6%	45.4%	46.7%	46.0%	45.2%
Commodity sales[1]	36.7%	34.2%	34.2%	35.2%	35.0%
EWP sales[1]	20.7%	20.4%	19.1%	18.8%	19.8%
Total sales (000)	$1,407,116	$1,614,915	$1,556,150	$1,363,116	$5,941,297
Gross margin[2]	14.7%	15.4%	15.1%	15.1%	15.1%
Segment income (000)	$48,417	$78,033	$54,286	$41,482	$222,218
Segment depreciation and amortization (000)	$14,362	$13,815	$15,545	$14,967	$58,689
Segment EBITDA (000)[3]	$62,779	$91,848	$69,831	$56,449	$280,907
EBITDA as a percentage of sales	4.5%	5.7%	4.5%	4.1%	4.7%
Capital spending (000)[5]	$22,431	$39,588	$26,353	$16,224	$104,596
Receivables (000)	$438,218	$444,290	$426,039	$316,049
Inventories (000)	$660,970	$661,911	$588,017	$543,245
Accounts payable (000)	$438,404	$365,966	$301,968	$204,361

Boise Cascade Company
Quarterly Statistical Information (continued)

Building Materials Distribution Segment (continued)
	2024
	Q1	Q2	Q3	Q4	YTD
General line sales[1]	41.0%	42.4%	43.8%	42.4%	42.4%
Commodity sales[1]	36.7%	35.0%	34.9%	36.7%	35.8%
EWP sales[1]	22.3%	22.6%	21.3%	20.9%	21.8%
Total sales (000)	$1,505,021	$1,655,221	$1,567,466	$1,438,785	$6,166,493
Gross margin[2]	15.1%	14.8%	15.7%	15.8%	15.3%
Segment income (000)	$72,463	$85,400	$74,821	$70,701	$303,385
Segment depreciation and amortization (000)	$11,107	$11,741	$12,928	$13,758	$49,534
Segment EBITDA (000)[3]	$83,570	$97,141	$87,749	$84,459	$352,919
EBITDA as a percentage of sales	5.6%	5.9%	5.6%	5.9%	5.7%
Capital spending (000)[6]	$14,672	$21,904	$36,902	$34,115	$107,593
Receivables (000)	$453,083	$436,992	$386,303	$315,698
Inventories (000)	$601,546	$626,044	$566,056	$557,977
Accounts payable (000)	$412,919	$392,798	$300,978	$226,236

[1]Product line sales are shown as a percentage of total Building Materials Distribution (BMD) sales.
2We define gross margin as "Sales" less "Materials, labor, and other operating expenses (excluding depreciation)." Substantially all costs included in "Materials, labor, and other operating expenses (excluding depreciation)" for our BMD segment are for inventory purchased for resale. Gross margin percentage is gross margin as a percentage of segment sales.

[3]Segment EBITDA is calculated as segment income before depreciation and amortization.
[4]During 2026, capital spending in first quarter includes approximately $13 million to purchase previously leased BMD properties in Boise, Idaho and Grand Junction, Colorado.
[5]During 2025, capital spending in second quarter includes approximately $17 million to purchase previously leased BMD properties in Chicago, Illinois and Minneapolis, Minnesota. Capital spending in fourth quarter 2025 excludes approximately $33 million for the acquisition of businesses and facilities, net of cash acquired.

[6]During 2024, capital spending in third quarter includes approximately $20 million to purchase a previously leased BMD property in Westfield, Massachusetts. Capital spending in fourth quarter 2024 includes approximately $5 million to purchase a previously leased property in Chicago, Illinois.

Boise Cascade Company
Quarterly Statistical Information (continued)

Wood Products Segment
	2026
	Q1	Q2	Q3	Q4	YTD
LVL sales volume (MCF)	4,562	5,321			9,883
I-joist sales volume (MELF)	51,950	61,411			113,361
Plywood sales volume (MSF 3/8")	373,342	367,745			741,087
Lumber sales volume (MBF)	21,022	21,449			42,471
LVL mill net sales price ($/CF)	$24.22	$24.10			$24.16
I-joist mill net sales price ($/MELF)	$1,700	$1,679			$1,689
Plywood net sales price ($/MSF 3/8")	$343	$393			$368
Lumber net sales price ($/MBF)	$563	$592			$578
Segment sales (000)	$398,204	$459,603			$857,807
Segment income (000)	$8,492	$25,653			$34,145
Segment depreciation and amortization (000)	$23,465	$26,718			$50,183
Segment EBITDA (000)[1]	$31,957	$52,371			$84,328
EBITDA as a percentage of sales	8.0%	11.4%			9.8%
Capital spending (000)	$16,663	$15,154			$31,817
Receivables (000)	$76,380	$79,595
Inventories (000)	$242,385	$265,766
Accounts payable (000)	$65,222	$75,158

	2025
	Q1	Q2	Q3	Q4	YTD
LVL sales volume (MCF)	4,616	5,457	4,612	4,228	18,913
I-joist sales volume (MELF)	54,711	62,469	53,232	44,753	215,165
Plywood sales volume (MSF 3/8")	362,779	355,714	387,278	353,989	1,459,760
Lumber sales volume (MBF)	19,830	18,126	17,919	17,327	73,202
LVL mill net sales price ($/CF)	$26.09	$25.22	$24.03	$24.13	$24.90
I-joist mill net sales price ($/MELF)	$1,833	$1,801	$1,684	$1,683	$1,755
Plywood net sales price ($/MSF 3/8")	$341	$342	$325	$329	$334
Lumber net sales price ($/MBF)	$619	$678	$651	$569	$629
Segment sales (000)	$415,845	$447,235	$396,401	$353,960	$1,613,441
Segment income (loss) (000)	$17,709	$13,976	$(12,055)	$(13,794)	$5,836
Segment depreciation and amortization (000)	$22,486	$23,316	$26,561	$26,093	$98,456
Segment EBITDA (000)[1]	$40,195	$37,292	$14,506	$12,299	$104,292
EBITDA as a percentage of sales	9.7%	8.3%	3.7%	3.5%	6.5%
Capital spending (000)[2]	$30,689	$39,358	$28,823	$37,720	$136,590
Receivables (000)	$74,469	$77,128	$70,330	$46,998
Inventories (000)	$260,464	$257,046	$256,341	$252,479
Accounts payable (000)	$74,749	$76,124	$66,265	$51,976

Boise Cascade Company
Quarterly Statistical Information (continued)

Wood Products Segment (continued)
	2024
	Q1	Q2	Q3	Q4	YTD
LVL sales volume (MCF)	4,777	5,074	4,952	4,561	19,364
I-joist sales volume (MELF)	56,587	65,788	58,884	53,081	234,340
Plywood sales volume (MSF 3/8")	371,699	383,092	390,978	371,263	1,517,032
Lumber sales volume (MBF)	22,772	17,619	19,390	18,429	78,210
LVL mill net sales price ($/CF)	$28.75	$28.12	$27.62	$26.93	$27.87
I-joist mill net sales price ($/MELF)	$2,018	$1,961	$1,921	$1,894	$1,949
Plywood net sales price ($/MSF 3/8")	$378	$362	$333	$350	$355
Lumber net sales price ($/MBF)	$650	$751	$705	$632	$682
Segment sales (000)	$468,928	$489,823	$453,896	$419,670	$1,832,317
Segment income (000)	$71,238	$72,780	$53,853	$33,583	$231,454
Segment depreciation and amortization (000)[3]	$24,384	$22,270	$23,551	$22,998	$93,203
Segment EBITDA (000)[1]	$95,622	$95,050	$77,404	$56,581	$324,657
EBITDA as a percentage of sales	20.4%	19.4%	17.1%	13.5%	17.7%
Capital spending (000)[2]	$19,643	$17,804	$24,760	$59,663	$121,870
Receivables (000)	$84,892	$83,445	$77,244	$55,719
Inventories (000)	$213,050	$206,198	$226,300	$245,320
Accounts payable (000)	$61,834	$66,374	$73,922	$61,800

[1]Segment EBITDA is calculated as segment income before depreciation and amortization.
[2]Capital spending in 2025 and 2024 for our Wood Products segment includes spending on significant modernization projects at our Oakdale, Louisiana veneer and plywood mill, spending to add I-joist production capabilities at our Thorsby, Alabama EWP mill, as well as spending to convert a plywood layup line to a parallel laminated veneer line at our Chapman, Alabama veneer and plywood mill.

[3]Segment depreciation and amortization in first quarter 2024 includes accelerated depreciation of $2.2 million for the indefinite curtailment of lumber production assets at our Chapman, Alabama, facility.

Boise Cascade Company
Quarterly Statistical Information (continued)
Reconciliation of Non-GAAP Financial Measures
(in thousands)

Total Boise Cascade Company

EBITDA represents income before interest (interest expense and interest income), income taxes, and depreciation and amortization. Additionally, we disclose Adjusted EBITDA, which further adjusts EBITDA to exclude the change in fair value of interest rate swaps. The following tables reconcile net income to EBITDA and Adjusted EBITDA for the periods noted below:
	2026
	Q1	Q2	Q3	Q4	YTD

Net income	$17,842	$57,342			$75,184
Interest expense	6,019	7,106			13,125
Interest income	(2,937)	(2,152)			(5,089)
Income tax provision	6,590	21,230			27,820
Depreciation and amortization	39,053	42,714			81,767
EBITDA	66,567	126,240			192,807
Change in fair value of interest rate swaps	—	—			—
Adjusted EBITDA	$66,567	$126,240			$192,807

	2025
	Q1	Q2	Q3	Q4	YTD

Net income	$40,348	$61,985	$21,769	$8,734	$132,836
Interest expense	5,312	5,183	5,327	6,024	21,846
Interest income	(5,510)	(4,623)	(4,181)	(4,452)	(18,766)
Income tax provision	13,846	18,611	9,088	5,572	47,117
Depreciation and amortization	37,121	37,409	42,378	41,313	158,221
EBITDA	91,117	118,565	74,381	57,191	341,254
Change in fair value of interest rate swaps	490	435	—	—	925
Adjusted EBITDA	$91,607	$119,000	$74,381	$57,191	$342,179

	2024
	Q1	Q2	Q3	Q4	YTD

Net income	$104,124	$112,292	$91,038	$68,900	$376,354
Interest expense	6,070	6,105	6,082	5,810	24,067
Interest income	(10,597)	(10,543)	(10,168)	(7,831)	(39,139)
Income tax provision	32,829	38,499	29,801	24,276	125,405
Depreciation and amortization	35,850	34,367	36,861	37,035	144,113
EBITDA	168,276	180,720	153,614	128,190	630,800
Change in fair value of interest rate swaps	220	487	866	465	2,038
Adjusted EBITDA	$168,496	$181,207	$154,480	$128,655	$632,838

For additional information regarding the non-GAAP measures presented in this document, please refer to our press release announcing our second quarter 2026 financial results, a copy of which is attached as Exhibit 99.1 to our Current Report on Form 8-K furnished to the Securities and Exchange Commission on August 3, 2026.